UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 6, 2016

ELITE GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-197384	32-0415962
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4760 Preston Road #244-114 Frisco, Tx 75034

(Address of principal executive offices, including zip code)

(469) 777-3370

(Registrant’s telephone number, including area code)

Elite Books Inc.

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

࿶ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

࿶ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

࿶ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

࿶ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Departure of Directors or Certain Officers

On October 6, 2016, Dino Munroe resigned, effective immediately, from the Board of Directors of Elite Group Inc. (the “Company”) as well as the Company’s Chief Financial Officer. Mr. Munroe has advised management that his resignation is for personal reasons and is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Principal Officer

On October 6, 2016, Mr. Terrence Tecco was appointed Chief Financial Officer of the Company. Mr. Tecco is currently the Chief Executive Officer and Chairman of the Board of Directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELITE GROUP, INC.

Date: October 11, 2016	By:	/s/ Terrence Tecco
Terrence Tecco Chief Executive Officer